Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO RULE 13a-14(a) AND RULE 15d-14(a)

SECTION 1350, CHAPTER 63 OF TITLE 18

OF THE UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Quotemedia, Inc. (the “Company”) for the quarterly period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Keith J. Randall, Chief Financial Officer of the Company, certify, to my best knowledge and belief, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Keith J. Randall
Keith J. Randall Chief Financial Officer November 14, 2008